                                                                   Exhibit 23(q)

                                POWER OF ATTORNEY

     We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust ("Trust"), hereby severally constitute and appoint Kevin J. Adamson and Cynthia A. Rose as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, the Registration Statements listed below, and any and all amendments to said Registration Statements, including exhibits, or other documents filed on Form N-14A or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Investment Company Act of 1940 and the Securities Act of 1933 (File Nos. 811-08090; 333-156125; 333-156128; 333-156129), on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement. The Power of Attorney was signed by us to be effective January 30, 2009.

Signature                              Title
---------                              -----


/s/  Kelly D. Clevenger*               Chairman of the Board,
------------------------------------   and Trustee
Kelly D. Clevenger


/s/  William P. Flory, Jr.             Chief Accounting Officer
------------------------------------   (Chief Financial Officer)
William P. Flory, Jr.


/s/  Michael D. Coughlin               Trustee
------------------------------------
Michael D. Coughlin


/s/  Nancy L. Frisby                   Trustee
------------------------------------
Nancy L. Frisby


/s/  Elizabeth S. Hager                Trustee
------------------------------------
Elizabeth S. Hager


/s/  Daniel R. Hayes                   President and Trustee
------------------------------------   (Chief Executive Officer)
Daniel R. Hayes


/s/  Gary D. Lemon                     Trustee
------------------------------------
Gary D. Lemon


/s/  Thomas D. Rath                    Trustee
------------------------------------
Thomas D. Rath


/s/  Kenneth G. Stella                 Trustee
------------------------------------
Kenneth G. Stella


/s/ David H. Windley                   Trustee
------------------------------------
David H. Windley

* Note: Kelly D. Clevenger resigned as Chairman of the Board and Trustee as of September 11, 2009.

STATE OF INDIANA )
                 ) SS:
COUNTY OF ADAMS  )

     On this 30th day of January, 2009, before me, a Notary Public, in and for said county and state, personally appeared Kelly D. Clevenger, William P. Flory, Jr., Michael D. Coughlin, Nancy L. Frisby, Elizabeth S. Hager, Daniel R. Hayes, Gary D. Lemon, Thomas D. Rath, and Kenneth G. Stella, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that he/she executed the same.


                                                    /s/ Cynthia A. Rose
                                          --------------------------------------
                                              Cynthia A. Rose, Notary Public

My Commission Expires: July 30, 2009